UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

ADJUSTABLE RATE INCOME FUND

FORM N-Q

AUGUST 31, 2011

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 35.5%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.6%
American Honda Finance Corp., Senior Notes	0.638%	11/7/12	$500,000	$499,268	(a)(b)
Volkswagen International Finance NV, Senior Notes	0.917%	4/1/14	840,000	842,982	(a)(b)

Total Automobiles				1,342,250

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	18,800

Hotels, Restaurants & Leisure - 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	25,725
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	43,300
CCM Merger Inc., Notes	8.000%	8/1/13	15,000	14,625	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	40,000	38,800	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	10,000	10,575
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,537
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	39,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	20,000	19,650	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	20,000	22,500
Station Casinos Inc., Senior Notes	7.750%	8/15/16	40,000	4	(c)(d)

Total Hotels, Restaurants & Leisure				230,916

Media - 0.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	23,250	(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	19,800	(b)

Total Media				43,050

Multiline Retail - 0.3%
Target Corp., Senior Notes	0.420%	7/18/14	810,000	810,389	(a)

Textiles, Apparel & Luxury Goods - 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	33,450

TOTAL CONSUMER DISCRETIONARY				2,478,855

CONSUMER STAPLES - 0.8%
Beverages - 0.5%
Coca-Cola Co., Senior Notes	0.328%	5/15/12	710,000	710,641	(a)
PepsiCo Inc., Senior Notes	0.347%	5/10/13	430,000	430,102	(a)

Total Beverages				1,140,743

Food Products - 0.3%
Archer-Daniels-Midland Co., Senior Notes	0.446%	8/13/12	700,000	701,230	(a)

Tobacco - 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	9,087

TOTAL CONSUMER STAPLES				1,851,060

ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	35,000	35,525
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	14,850	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	88,425

Total Energy Equipment & Services				138,800

Oil, Gas & Consumable Fuels - 0.2%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	20,000	22,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	105,000	113,400
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,200
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	156,284
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	70,000	70,790	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	20,000	22,200
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	10,900
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	22,150

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$59,000	$76,763

Total Oil, Gas & Consumable Fuels				538,187

TOTAL ENERGY				676,987

FINANCIALS - 29.3%
Capital Markets - 8.3%
Credit Suisse AG, Senior Notes	1.209%	1/14/14	2,750,000	2,734,661	(a)
Goldman Sachs Group Inc., Bonds	0.518%	11/9/11	2,600,000	2,604,228	(a)
Goldman Sachs Group Inc., Notes	0.450%	2/6/12	2,000,000	1,998,596	(a)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	500,000	(b)(c)(d)
Macquarie Bank Ltd.	2.600%	1/20/12	2,060,000	2,076,383	(b)
Merrill Lynch & Co. Inc., Senior Notes	0.482%	6/5/12	2,470,000	2,434,506	(a)
Morgan Stanley, Senior Notes	1.104%	12/1/11	1,000,000	1,002,292	(a)
Morgan Stanley, Senior Notes	0.597%	6/20/12	2,710,000	2,719,997	(a)
Morgan Stanley, Senior Notes	2.778%	5/14/13	1,320,000	1,318,602	(a)
NIBC Bank NV, Senior Notes	0.633%	12/2/14	2,570,000	2,574,942	(a)(b)

Total Capital Markets				19,964,207

Commercial Banks - 9.2%
American Express Bank FSB, Senior Notes	0.335%	6/12/12	1,016,000	1,013,354	(a)
Australia & New Zealand Banking Group Ltd., Notes	0.446%	7/7/12	500,000	499,886	(a)(b)
BNP Paribas, Senior Notes	1.146%	1/10/14	550,000	535,094	(a)
Citibank N.A., Senior Notes	0.278%	11/15/12	3,000,000	2,996,622	(a)
Danske Bank A/S, Senior Notes	1.299%	4/14/14	690,000	690,497	(a)(b)
Dexia Credit Local, Senior Notes	0.733%	4/29/14	910,000	880,434	(a)(b)
Dexia Credit Local NY, Senior Notes	0.652%	3/5/13	1,400,000	1,397,083	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,152,891	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	533,594	(b)
Glitnir Banki HF, Senior Notes	5.829%	1/18/12	2,500,000	662,500	(a)(b)(c)(d)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	150,000	(a)(b)(c)(d)(e)
Nordea Eiendomskreditt AS, Secured Bonds	0.666%	4/7/14	1,390,000	1,389,945	(a)(b)
PNC Financial Services Group Inc., Notes	0.505%	4/1/12	3,000,000	3,006,129	(a)
Wachovia Corp., Senior Notes	0.382%	4/23/12	2,000,000	2,000,446	(a)
Wells Fargo & Co., Senior Notes	0.342%	1/24/12	2,500,000	2,500,190	(a)
Westpac Banking Corp., Senior Notes	0.552%	10/21/11	1,250,000	1,250,295	(a)(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,690,782	(b)

Total Commercial Banks				22,349,742

Consumer Finance - 1.2%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,234,613
Ally Financial Inc., Senior Notes	7.500%	12/31/13	704,000	728,640

Total Consumer Finance				2,963,253

Diversified Financial Services - 7.1%
Bank of America Corp., Senior Notes	2.100%	4/30/12	1,500,000	1,518,297
Citigroup Inc.	2.125%	4/30/12	2,000,000	2,024,496
Citigroup Inc., Senior Notes	0.434%	3/16/12	1,648,000	1,639,895	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	710,699
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/11	1,140,000	1,139,754	(b)
General Electric Capital Corp., Senior Notes	0.423%	7/27/12	1,850,000	1,847,090	(a)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,270,000	1,300,606
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	144,200
JPMorgan Chase & Co., Senior Notes	0.370%	12/21/11	2,070,000	2,071,304	(a)
JPMorgan Chase & Co., Senior Notes	0.383%	2/22/12	2,500,000	2,500,538	(a)
NCUA Guaranteed Notes, Senior Notes	0.205%	6/12/13	780,000	779,719	(a)
SSIF Nevada LP, Senior Notes	0.949%	4/14/14	1,400,000	1,400,998	(a)(b)

Total Diversified Financial Services				17,077,596

Insurance - 2.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	627,658	(b)
Berkshire Hathaway Finance Corp., Senior Notes	0.371%	1/13/12	1,040,000	1,040,490	(a)
Berkshire Hathaway Inc., Senior Notes	0.447%	2/10/12	530,000	530,588	(a)
MetLife Inc., Senior Notes	1.520%	8/6/13	800,000	805,685	(a)
Suncorp-Metway Ltd., Senior Notes	1.749%	7/16/12	1,970,000	1,995,882	(a)(b)

Total Insurance				5,000,303

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance - 1.4%
U.S. Central Federal Credit Union, Notes	0.250%	10/19/11	$830,000	$830,104	(a)
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	2,500,000	2,503,532

Total Thrifts & Mortgage Finance				3,333,636

TOTAL FINANCIALS				70,688,737

HEALTH CARE - 0.9%
Health Care Providers & Services - 0.2%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	599,595
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	5,000	4,988	(f)
US Oncology Inc.	9.125%	8/15/17	20,000	250	(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	19,150

Total Health Care Providers & Services				623,983

Pharmaceuticals - 0.7%
Johnson & Johnson, Senior Notes	0.368%	5/15/14	900,000	901,326	(a)
Sanofi, Senior Notes	0.556%	3/28/14	700,000	703,559	(a)

Total Pharmaceuticals				1,604,885

TOTAL HEALTH CARE				2,228,868

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.1%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	102,000

Airlines - 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	41,100	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	21,511	21,511
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	9,000	9,270	(b)

Total Airlines				71,881

Commercial Services & Supplies - 0.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	25,000	27,469
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	10,000	10,800	(b)

Total Commercial Services & Supplies				38,269

Industrial Conglomerates - 0.0%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	30,000	32,363

Machinery - 0.3%
Caterpillar Inc., Senior Notes	0.393%	11/21/12	800,000	800,934	(a)

Road & Rail - 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	56,913
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	24,000	26,040

Total Road & Rail				82,953

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	102,000	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	39,900

Total Trading Companies & Distributors				141,900

TOTAL INDUSTRIALS				1,270,300

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	21,300	19,809	(f)
International Business Machines Corp., Senior Notes	0.340%	6/15/12	1,370,000	1,371,267	(a)

Total IT Services				1,391,076

Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	40,000	42,300	(b)

TOTAL INFORMATION TECHNOLOGY				1,433,376

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 0.2%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	$360,000	$388,783
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	15,000	15,412
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,041
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	6,000	7,057

Total Metals & Mining				417,293

Paper & Forest Products - 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	49,000
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	48,675	(l)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	29,025

Total Paper & Forest Products				126,700

TOTAL MATERIALS				543,993

TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.5%
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	9,000	9,270
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,200
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	183,313
Qwest Corp., Senior Notes	3.497%	6/15/13	180,000	179,550	(a)
Verizon Communications Inc., Senior Notes	0.856%	3/28/14	840,000	843,186	(a)

Total Diversified Telecommunication Services				1,220,519

Wireless Telecommunication Services - 0.5%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,262
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	171,000
Vodafone Group PLC, Notes	0.594%	2/27/12	1,000,000	1,001,083	(a)

Total Wireless Telecommunication Services				1,187,345

TOTAL TELECOMMUNICATION SERVICES				2,407,864

UTILITIES - 0.9%
Independent Power Producers & Energy Traders - 0.5%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	232,100
AES Corp., Senior Notes	8.000%	10/15/17	110,000	116,050
Edison Mission Energy, Senior Notes	7.625%	5/15/27	30,000	19,050
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	738,098
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	106,198

Total Independent Power Producers & Energy Traders				1,211,496

Multi-Utilities - 0.4%
DTE Energy Co., Senior Notes	0.955%	6/3/13	370,000	370,778	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	519,016

Total Multi-Utilities				889,794

TOTAL UTILITIES				2,101,290

TOTAL CORPORATE BONDS & NOTES (Cost - $90,918,418)				85,681,330

ASSET-BACKED SECURITIES - 14.6%
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.268%	7/25/32	1,622,370	1,331,515	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.918%	8/25/32	356,422	264,734	(a)
ARI Fleet Lease Trust, 2010-A A	1.657%	8/15/18	278,405	280,087	(a)(b)
Business Loan Express, 2001-2A A	0.798%	1/25/28	752,472	453,106	(a)(b)
Business Loan Express, 2002-1A A	0.768%	7/25/28	525,114	454,575	(a)(b)

Business Loan Express, 2002-AA A	0.868%	6/25/28	505,689	258,129	(a)(b)
Business Loan Express, 2003-AA A	1.157%	5/15/29	949,255	610,080	(a)(b)
Chase Issuance Trust, 2006-A5 A	0.227%	11/15/13	2,490,000	2,489,869	(a)
Citibank Credit Card Issuance Trust, 2009-A1 A1	1.957%	3/17/14	1,300,000	1,311,825	(a)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,400,000	1,414,641	(b)
GSAMP Trust, 2006-SEA1 A	0.518%	5/25/36	1,458,398	1,186,796	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Honda Auto Receivables Owner Trust, 2011-2 A2	0.570%	7/18/13	$2,630,000	$2,630,996
NCUA Guaranteed Notes, 2010-A1 A	0.556%	12/7/20	3,384,383	3,387,192	(a)
New Century Home Equity Loan Trust, 2004-2 M2	0.838%	8/25/34	5,889,000	4,778,614	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.643%	5/25/33	665,281	360,925	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.078%	6/25/33	917,853	713,215	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.658%	8/25/33	765,153	681,946	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.718%	12/25/33	2,434,802	1,975,269	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,601	20,595
SACO I Trust, 2006-5 1A	0.518%	4/25/36	578,533	204,202	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.268%	6/25/33	682,334	531,542	(a)
SLM Student Loan Trust, 2003-11 A4	0.437%	6/15/20	269,678	268,821	(a)
SLM Student Loan Trust, 2004-02 A4	0.383%	10/25/19	778,203	773,710	(a)
SLM Student Loan Trust, 2004-04 A4	0.383%	1/25/19	1,159,073	1,152,467	(a)
SLM Student Loan Trust, 2004-10 A5A	0.383%	4/25/23	1,200,000	1,185,600	(a)(b)(g)
SLM Student Loan Trust, 2005-05 A2	0.333%	10/25/21	378,644	376,996	(a)
SLM Student Loan Trust, 2006-4 A4	0.333%	4/25/23	457,631	456,066	(a)
SLM Student Loan Trust, 2006-8 A3	0.273%	1/25/18	918,365	916,939	(a)
SLM Student Loan Trust, 2007-2 A2	0.253%	7/25/17	677,426	671,424	(a)
SLM Student Loan Trust, 2008-5 A2	1.353%	10/25/16	379,562	383,225	(a)
SLM Student Loan Trust, 2011-B A1	1.036%	12/16/24	771,172	770,772	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.898%	1/25/34	118,169	89,497	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.898%	1/25/33	543,234	452,351	(a)
Toyota Auto Receivables Owner Trust, 2011-A A2	0.610%	5/15/13	2,200,000	2,201,388

TOTAL ASSET-BACKED SECURITIES (Cost - $39,425,060)				35,039,109

COLLATERALIZED MORTGAGE OBLIGATIONS - 22.6%
American Home Mortgage Assets, 2006-4 1A12	0.428%	10/25/46	3,753,422	1,944,513	(a)
Banc of America Funding Corp., 2007-C 5A1	2.828%	5/20/36	60,924	46,538	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.747%	3/25/33	41,484	41,336	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.718%	4/25/35	592,273	467,470	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.733%	2/25/35	560,529	418,376	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.766%	8/25/35	2,021,927	1,403,874	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.795%	10/25/36	310,698	195,777	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.318%	10/25/33	1,922,565	1,747,991	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.518%	8/25/35	14,258	9,664	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.508%	10/25/35	45,005	31,547	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.418%	1/25/36	20,624	13,613	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.448%	7/25/36	132,746	79,641	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.718%	12/25/17	990,454	935,764	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-20 3A6	0.668%	7/25/18	97,825	97,091	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	3.112%	9/25/33	722,505	642,733	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.668%	6/25/34	770,722	624,785	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.737%	2/25/48	649,127	650,474	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.887%	12/29/45	1,159,853	1,151,154	(a)(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.175%	6/1/28	331,594	330,142	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.194%	1/25/28	$385,464	$417,491	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.837%	3/25/42	2,641,466	2,844,639	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	4.267%	8/25/43	2,602,562	2,674,764	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	1,230,000	1,225,435
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.752%	3/25/27	710,055	702,526	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.518%	10/25/35	1,175,113	1,173,986	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.618%	8/25/33	1,994,004	1,996,394	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	4.005%	8/25/42	2,301,882	2,495,105	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.618%	5/25/42	373,829	372,212	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.415%	6/25/30	637,452	590,561	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.646%	4/18/29	1,668,105	49,746	(a)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.713%	2/20/61	628,829	620,377	(a)(g)
GS Mortgage Securities Corp. II, 2000-1A A	0.913%	3/20/23	504,996	395,884	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	840,000	833,120	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.747%	5/25/35	431,447	303,161	(a)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.707%	6/19/34	1,095,493	748,829	(a)
IMPAC CMB Trust, 2003-8 1A2	1.218%	10/25/33	82,645	72,084	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.018%	11/25/34	250,038	226,888	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.130%	10/25/35	1,917,680	1,430,973	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.164%	9/15/29	581,697	14,189	(a)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.376%	10/15/35	1,341,711	64,824	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.622%	2/25/35	861,499	818,714	(a)
NCUA Guaranteed Notes, 2011-R1 1A	0.651%	1/8/20	734,299	735,334	(a)
New York Mortgage Trust Inc., 2005-2 A	0.548%	8/25/35	880,308	738,796	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.898%	12/25/33	1,346,042	1,224,993	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	17,856	19,161
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	13,229	13,390
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	26,387	26,426
Residential Asset Securitization Trust, 2003-A5 A5	0.718%	6/25/33	663,106	642,695	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.668%	11/25/33	721,528	667,514	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.618%	5/25/34	627,824	600,357	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.009%	9/20/32	479,158	435,402	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.873%	6/20/33	460,260	392,403	(a)
Structured ARM Loan Trust, 2004-01 2A	0.528%	2/25/34	292,061	219,625	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.970%	3/25/34	656,813	620,638	(a)
Structured ARM Loan Trust, 2004-17 A1	1.093%	11/25/34	910,445	764,095	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.818%	7/25/32	963,703	916,226	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	5.500%	12/27/35	1,419,190	742,537	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.598%	12/27/35	$900,296	$96,810	(a)
Structured Asset Securities Corp., 1998-3 M1	1.218%	3/25/28	991,521	873,027	(a)
Structured Asset Securities Corp., 1998-8 M1	1.158%	8/25/28	2,222,924	1,703,024	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.061%	6/25/32	316,583	297,853	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.762%	9/25/32	74,578	64,035	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.718%	4/25/33	409,414	398,982	(a)
Structured Asset Securities Corp., 2005-RF3 2A	4.068%	6/25/35	1,654,627	1,376,281	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.118%	3/25/44	196,833	169,356	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.741%	8/20/35	1,328,712	906,241	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.368%	6/25/33	2,021,920	1,987,309	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.652%	4/25/44	693,454	547,770	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.233%	5/25/46	1,252,819	631,849	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.223%	8/25/46	1,549,922	818,952	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.243%	7/25/46	3,378,413	2,070,918	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.263%	8/25/46	95,669	61,549	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.833%	9/25/36	1,189,964	876,043	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.755%	11/25/34	1,775,563	1,652,346	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR11 A6	5.183%	8/25/36	200,000	173,554	(a)
Wells Fargo Mortgage Backed Securities Trust, PAC, 2003-5 A4	0.618%	5/25/33	123,446	119,385	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $64,386,681)				54,489,261

COLLATERALIZED SENIOR LOANS - 5.8%
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.3%
Allison Transmission Inc., Term Loan B	2.960%	8/7/14	894,820	841,131	(h)

Hotels, Restaurants & Leisure - 0.9%
Aramark Corp., Term Loan	2.061 - 2.121%	1/27/14	279,758	263,904	(h)
Aramark Corp., Term Loan	3.436 - 3.496%	7/26/16	608,838	566,980	(h)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	10,000	9,450	(h)
Golden Nugget Inc., Delayed Draw Term Loan	3.230%	6/30/14	993,076	863,976	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.720%	11/23/16	127,347	118,751	(h)
Las Vegas Sands LLC, Term Loan B	2.720%	11/23/16	504,188	469,053	(h)

Total Hotels, Restaurants & Leisure				2,292,114

Media - 1.3%
Cengage Learning Acquisitions Inc., Term Loan	2.500%	7/3/14	962,500	804,169	(h)
Charter Communications Operating LLC, Term Loan C	3.500%	9/6/16	859,423	817,311	(h)
Univision Communications Inc.	4.471%	3/31/17	874,148	752,859	(h)
UPC Holding BV, Term Loan N	1.938%	12/31/14	648,288	573,735	(h)
UPC Holding BV, Term Loan T2	3.688%	12/30/16	85,406	80,282	(h)

Total Media				3,028,356

Multiline Retail - 0.4%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	859,788	(h)

Specialty Retail - 0.4%
Michaels Stores Inc., Term Loan B2	4.750%	7/31/16	925,337	881,383	(h)

TOTAL CONSUMER DISCRETIONARY				7,902,772

HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Community Health Systems Inc., Delayed Draw Term Loan	2.471 - 2.569%	7/25/14	45,200	42,206	(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
Community Health Systems Inc., Term Loan B	2.471 - 2.569%	7/25/14	$879,329	$821,074	(h)
HCA Inc., Term Loan B1	2.496%	11/18/13	630,983	605,744	(h)
Health Management Associates Inc., Term Loan B	1.996%	2/28/14	899,589	839,615	(h)

TOTAL HEALTH CARE				2,308,639

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.221 - 2.246%	3/26/14	720,081	525,659	(h)

Airlines - 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.220 - 5.260%	7/31/14	563,220	532,243	(h)

Commercial Services & Supplies - 0.3%
US Investigations Services Inc., Term Loan	3.059%	2/21/15	629,316	572,678	(h)

Industrial Conglomerates - 0.2%
Pinafore LLC, Term Loan B	4.250%	9/29/16	455,392	444,007	(h)

Marine - 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	3,301	3,317	(h)
Trico Shipping AS, Term Loan B	1.000%	5/12/14	3,301	3,317	(h)

Total Marine				6,634

TOTAL INDUSTRIALS				2,081,221

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
First Data Corp., Term Loan B	4.217%	3/23/18	395,228	333,638	(h)
First Data Corp., Term Loan B2	2.967%	9/24/14	479,348	425,222	(h)

TOTAL INFORMATION TECHNOLOGY				758,860

MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Corp., Term Loan B1	2.323%	12/21/12	315,847	314,888	(h)

UTILITIES - 0.3%
Electric Utilities - 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.706 - 4.772%	10/10/17	930,144	685,981	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $15,397,978)				14,052,361

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.9%
U.S. Government Agencies - 20.9%
Federal Farm Credit Bank (FFCB), Bonds	0.240%	10/15/13	2,000,000	1,997,172	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	0.171%	12/29/11	2,500,000	2,500,132	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.861%	8/1/29	42,114	42,630	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.602%	8/1/32	250,309	251,151	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.225%	8/1/32	32,710	33,008	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.445%	12/1/26	150,347	158,588	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.598%	7/1/29	282,084	297,854	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.651%	7/1/29	109,853	116,111	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.216%	7/1/33	937,342	981,256	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.650%	8/1/25	108,760	110,663	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.899%	12/1/30	42,671	43,039	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,650	3,047
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.625%	9/21/12	1,650,000	1,650,351
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.155%	5/6/13	3,500,000	3,503,286	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.452%	12/1/23	$172,249	$181,346	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	3.057%	2/1/24	107,376	108,259	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.251%	4/1/26	558,186	585,534	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.366%	6/1/29	1,007,219	1,060,750	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.627%	7/1/29	297,702	314,248	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.602%	3/1/31	240,621	253,972	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	5,810	5,847	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.647%	3/1/33	1,794,693	1,884,873	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.469%	10/1/33	332,493	346,406	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.711%	5/1/33	960,540	1,016,780	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.750%	1/15/12	1,750,000	1,787,019
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.521%	7/1/27	60,025	60,603	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	4.116%	12/1/30	139,125	140,379	(a)
Federal National Mortgage Association (FNMA)	2.023%	4/1/33	433,431	452,090	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.489%	2/1/31	839,089	897,324	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.481%	5/1/30	437,078	442,695	(a)
Federal National Mortgage Association (FNMA), Notes	0.209%	7/26/12	1,500,000	1,500,538	(a)
Federal National Mortgage Association (FNMA), Notes	0.207%	11/23/12	3,000,000	3,001,728	(a)
Federal National Mortgage Association (FNMA), Notes	0.350%	12/3/12	2,250,000	2,250,481	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.496%	11/1/18	208,811	221,465	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.443%	4/1/20	69,693	73,792	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.449%	7/1/21	71,452	72,106	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.516%	8/1/22	46,872	49,728	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.681%	7/1/23	68,683	72,840	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.865%	8/1/23	80,130	80,821	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.604%	2/1/24	175,767	185,699	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.259%	4/1/25	437,539	458,475	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.383%	12/1/25	62,337	65,482	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.577%	1/1/27	158,902	168,030	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.603%	7/1/27	267,739	283,586	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.702%	8/1/27	180,874	191,164	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.325%	2/1/28	$28,717	$30,136	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.507%	3/1/28	96,890	98,419	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.624%	2/1/29	239,267	252,184	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.591%	8/1/29	418,030	441,556	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.435%	11/1/29	341,842	360,497	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.764%	1/1/30	163,072	164,837	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.801%	12/1/30	753,175	798,062	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.536%	1/1/31	200,962	211,946	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.396%	2/1/31	231,445	243,975	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.531%	3/1/31	143,026	151,233	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.297%	4/1/31	280,055	294,380	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.336%	4/1/31	126,711	132,319	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.495%	7/1/31	137,824	144,953	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.603%	9/1/31	363,762	376,076	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.825%	9/1/31	83,023	87,428	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.780%	10/1/31	162,409	164,166	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.250%	6/1/32	63,730	64,559	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.580%	7/1/32	359,706	361,367	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.338%	9/1/32	516,830	542,574	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.341%	12/1/32	962,353	998,046	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.465%	1/1/33	162,285	170,121	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.540%	1/1/33	261,920	263,203	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.512%	5/1/33	627,604	660,448	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.394%	8/1/32	270,725	283,844	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.456%	12/1/20	364,496	368,090	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.450%	6/1/24	10,007	10,336	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.240%	7/1/24	265,769	272,883	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.063%	9/1/24	740,033	759,986	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.129%	9/1/24	259,783	264,475	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.875%	11/1/31	72,694	74,619	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.165%	1/1/33	$504,709	$529,059	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.050%	5/1/33	1,444,989	1,497,105	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.960%	6/1/33	930,836	971,250	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	5.019%	6/1/30	1,130,718	1,214,512	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	96,689	100,571	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/17	117,951	122,588	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	439,305	457,600	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	132,663	137,657	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	145,345	151,180	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/22	883,482	918,212	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	8/20/22	228,197	237,386	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	10/20/22	575,807	596,211	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	11/20/22	299,235	309,839	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	12/20/22	117,100	121,250	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/23	191,514	199,043	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	1/20/24	146,248	151,601	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	3/20/24	319,955	331,667	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/26	185,898	193,205	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	9/20/27	361,602	376,163	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	10/20/27	350,620	363,044	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	4/20/32	447,961	465,571	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/32	143,809	149,462	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	7/20/32	989,811	1,029,670	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	8/20/32	642,214	668,076	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	9/20/32	144,935	150,771	(a)

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $49,644,337)				50,391,759

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc.			17,545	250,016	*

INDUSTRIALS - 0.0%
Marine - 0.0%
DeepOcean Group Holding AS			886	13,733	*

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY			SHARES	VALUE
MATERIALS - 0.0%
Chemicals - 0.0%
Georgia Gulf Corp.			935	$19,813	*

TOTAL COMMON STOCKS (Cost - $339,881)				283,562

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings (Cost - $0)		4/28/14	21	0	*(d)(g)(i)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $260,112,355)				239,937,382

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.1%
Commercial Paper - 1.0%
Wal-Mart Stores Inc. (Cost - $2,499,728)	0.010%	10/27/11	$2,500,000	2,499,728

U.S. Government Agencies - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $229,899)	0.120%	1/10/12	230,000	229,983	(j)(k)

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,729,627)				2,729,711

TOTAL INVESTMENTS - 100.6% (Cost - $262,841,982#)				242,667,093
Liabilities in Excess of Other Assets - (0.6)%				(1,502,109)

TOTAL NET ASSETS - 100.0%				$241,164,984

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of August 31, 2011.

(d)	Illiquid security.

(e)	The maturity principal is currently in default as of August 31, 2011.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Value is less than $1.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Subsequent to August 31, 2011, the issuer filed for bankruptcy.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL AMOUNT	VALUE
Interest rate swaption with Credit Suisse, Put (Premiums received - $258,496)	8/26/14	2.50%	$61,364,000	$247,263

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$85,681,330	—	$85,681,330
Asset-backed securities	—	33,853,509	$1,185,600	35,039,109
Collateralized mortgage obligations	—	52,717,730	1,771,531	54,489,261
Collateralized senior loans	—	14,052,361	—	14,052,361

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
U.S. government & agency obligations	—	$50,391,759	—		$50,391,759
Common stocks	$19,813	263,749	—		283,562
Warrants	—	—	0	*	0	*

Total long-term investments	19,813	236,960,438	2,957,131		239,937,382
Short-term investments†	—	2,729,711	—		2,729,711

Total investments	$19,813	$239,690,149	$2,957,131		$242,667,093

Other financial instruments:
Futures contracts	127,254	—	—		127,254

Total	$147,067	$239,690,149	$2,957,131		$242,794,347

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$247,263	—		$247,263
Futures contracts	$1,609	—	—		1,609

Total	$1,609	$247,263	—		$248,872

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	WARRANTS		TOTAL
Balance as of May 31, 2011	—	$1,204,467	$6,601	$285,106	$0	*	$1,496,174
Accrued premiums/discounts	$294	—	—	—	—		294
Realized gain (loss)	—	—	—	—	—		—
Change in unrealized appreciation (depreciation)(1)	306	(10,143)	33	(35,090)	—		(44,894)
Net purchases (sales)	1,185,000	(43,170)	—	—	—		1,141,830
Transfers into Level 3	—	620,377	—	—	—		620,377
Transfers out of Level 3	—	—	(6,634)	(250,016)	—		(256,650)

Balance as of August 31, 2011	$1,185,600	$1,771,531	—	—	$0	*	$2,957,131

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2011(1)	$306	$(10,143)	—	—	—		$(9,837)

*	Value is less than $1.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases or writes options to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral, if any, for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing

Notes to Schedule of Investments (unaudited) (continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2011, the Fund held written options with credit related contingent features which had a liability position of $247,263. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,823,200
Gross unrealized depreciation	(21,998,089)

Net unrealized depreciation	$(20,174,889)

At August 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	51	9/11	$12,697,253	$12,703,143	$5,890
90-Day Eurodollar	84	3/12	20,772,586	20,893,950	121,364
U.S. Treasury 5-Year Notes	14	12/11	1,716,139	1,715,656	(483)

					126,771

Contracts to Sell:
U.S. Treasury 2-Year Notes	10	12/11	2,203,874	2,205,000	(1,126)

Net unrealized gain on open futures contracts					$125,645

During the period ended August 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of May 31, 2011	—	—
Options written	$61,364,000	$258,496
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of August 31, 2011	$61,364,000	$258,496

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at Value	Total
Interest Rate Contracts	$127,254	$(1,609)	$(247,263)	$(121,618)

During the period ended August 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Written options	$61,816
Futures contracts (to buy)	28,933,694
Futures contracts (to sell)	2,197,383

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2011

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	October 26, 2011